RIVERNORTH OPPORTUNITIES FUND, INC. ANNOUNCES RIGHTS OFFERING

DENVER – September 22, 2021 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) announces that its Board of Directors (the “Board”) has authorized and set the terms of an offering to the Fund’s stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its stockholders of record as of October 1, 2021 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during October 2021 on shares issued in connection with the Rights Offering. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: RIV RT.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders.

The subscription price per share of common stock will be determined based upon a formula equal to 97.5% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on November 5, 2021, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $220 million of net assets and 12.9 million shares of common stock outstanding as of September 7, 2021.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member firm.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

About SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale, and technology. Additional information about SS&C (Nasdaq: SSNC) is available at www.ssctech.com.

About SS&C ALPS Advisors

ALPS Advisors, Inc., a wholly-owned subsidiary of SS&C Technologies, Inc., is a leading provider of investment products for advisors and institutions. With over $18.5 billion in assets under management as of June 30, 2021, the firm provides access to asset classes and boutique asset managers in real assets, alternatives, thematic/factor and fixed income through both ETF and open-end mutual fund structures. For more information, visit www.alpsfunds.com.

About RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC is an investment management firm founded in 2000. With $5.5 billion1 in assets under management as of July 31, 2021, RiverNorth specializes in opportunistic investment strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is an institutional investment manager to registered funds, private funds and separately managed accounts.

1 Managed Assets includes assets attributable to leverage and investments in affiliated funds.

Media Contact:

Christopher Murphy*

Head of Advisor Marketing

SS&C ALPS Advisors

720.277.7861

Christopher.murphy@sscinc.com

*Registered Representative of ALPS Distributors, Inc.